                                                                      Exhibit 21

                (SEE INDEX ON PAGES 7 THROUGH 9 FOR EXPLANATION
                    OF PARENT AND SUBSIDIARY RELATIONSHIPS)

                        BROWNING-FERRIS INDUSTRIES, INC.
                              LIST OF SUBSIDIARIES

(10)  Al-Mulla Environmental Systems, W.L.L.                                          Kuwait
      Acco International, Inc.                                                         Texas
      Acco Paper Mill Fibers Co., Inc.                                                 Texas
      Acco Waste Paper, Inc.                                                           Texas
      Attwoods of North America, Inc.                                               Delaware
               Attwoods Inc.                                                        Delaware
                   MedX, Inc.                                                        Florida
                       Enviro-Solutions, Inc.                                        Georgia
                            Bio-Safe Systems Inc.                                  Wisconsin
                                National Environmental Services Corp.               Illinois
                   County Sanitation, Inc.                                           Florida
                   BFI of Port Richmond, Inc.                                   Pennsylvania
                   Eastern Waste Industries, Inc.                                   Maryland
                       Mednet, Inc.                                                 Maryland
               Attwoods Environmental, Inc.                                         Delaware
                   Attwoods Environmental of Florida, Inc.                           Florida
                       Jones Road Landfill and Recycling, Inc.                       Florida
(14)                        Jones Road Landfill and Recycling Ltd.                   Florida
                   Attwoods Environmental of Pennsylvania, Inc.                 Pennsylvania
               Attwoods New Jersey Holdings, Inc.                                 New Jersey
                   Aliance Corporation                                            New Jersey
                   BFI of Mt. Laurel, N.J., Inc.                                  New Jersey
                       BFI of Southwestern N.J., Inc.                             New Jersey
                       Churchdale Leasing, Inc.                                   New Jersey
                       Eastern Solid Waste Equipment Co.                          New Jersey
      BFI Constructors                                                            California
      BFI Disposal Systems of North America, Inc.                                   Delaware
           BFI Disposal Systems of Alabama, Inc.                                    Delaware
               Blount County Disposal, Inc.                                          Alabama
               Lawrence County Disposal, Inc.                                        Alabama
               South Alabama Disposal, Inc.                                          Alabama
               Walker County Disposal, Inc.                                          Alabama
           BFI Disposal Systems of Florida, Inc.                                     Florida
               Polk County Disposal, Inc.                                            Florida
               Wood Resource Recovery, Inc.                                          Florida
           BFI Disposal Systems of Georgia, Inc.                                    Delaware
               East DeKalb Landfill, Inc.                                            Georgia
               Marble Mill Recycling & Transfer Station, Inc.                        Georgia
               Moreland Avenue Disposal, Inc.                                        Georgia
           BFI Disposal Systems of Mississippi, Inc.                                Delaware
               Escatawpa Environmental Services, Inc.                            Mississippi
           BFI Disposal Systems of North Carolina, Inc.                             Delaware
           Holly Springs Disposal, Inc.                                       North Carolina
               Sampson County Disposal, Inc.                                  North Carolina
           BFI Disposal Systems of Ohio, Inc.                                       Delaware
               Browning-Ferris Industries of Ohio, Inc.                             Delaware
( 1)               Warner Hill Development Company                                      Ohio
( 1)               Warner Hill Improvement Company                                      Ohio
           Browning-Ferris Gas Services, Inc.                                       Delaware
      BFI Energy Systems, Inc.                                                      Delaware
           BFI Ref-Fuel, Inc.                                                       Delaware
           BFI Energy Systems of Albany, Inc.                                       Delaware
           BFI Energy Systems of Boston, Inc.                                  Massachusetts

           BFI Energy Systems of Essex County, Inc.                               New Jersey
           BFI Energy Systems of Hempstead, Inc.                                    Delaware
           BFI Energy Systems of Niagara, Inc.                                      Delaware
           BFI Energy Systems of Plymouth, Inc.                                     Delaware
           BFI Energy Systems of Southeastern Connecticut, Inc.                     Delaware
           BFI Energy Systems-U.K., Inc.                                            Delaware
           BFI Trans River (GP), Inc.                                               Delaware
           BFI Trans River (LP), Inc.                                               Delaware
      BFI International Finance B.V.                                             Netherlands
      BFI Investments, Inc.                                                         Delaware
      BFI Medical Waste Systems, Inc.                                               Delaware
           BFI Medical Waste Systems (Atlantic), Inc.                               Delaware
               BFI Medical Waste Systems of New Jersey, Inc.                      New Jersey
           BFI Medical Waste Systems (South Central), Inc.                         Tennessee
               Health Management, Inc.                                             Tennessee
               Bio-Tech Services, Inc.                                              Missouri
           BFI Medical Waste Systems (Steel), Inc.                                  Delaware
           BFI Medical Waste Systems (Southeast), Inc.                              Delaware
           BFI Medical Waste Systems of Arizona, Inc.                               Delaware
           BFI Medical Waste Systems of California, Inc.                            Delaware
           BFI Medical Waste Systems of Colorado, Inc.                              Colorado
           BFI Medical Waste Systems of Illinois, Inc.                              Delaware
           BFI Medical Waste Systems of Minnesota, Inc.                             Delaware
           BFI Medical Waste Systems of Oregon, Inc.                                Delaware
           BFI Medical Waste Systems of Utah, Inc.                                  Delaware
           BFI Medical Waste Systems of Washington, Inc.                            Delaware
           Merrimack Valley Medical Services Company, Inc.                     Massachusetts
      BFI of Metro New York, Inc.                                                   Delaware
      BFI Organics, Inc.                                                            Delaware
      BFI Services Group, Inc.                                                    California
      BFI of Ponce, Inc.                                                         Puerto Rico
      BFI Northern Transfer, Inc.                                                   Delaware
      BFI Pharmaceutical Services, Inc.                                             Delaware
      BFI Recycling Systems of Minnesota, Inc.                                     Minnesota
      BFI Special Services, Inc.                                                    Delaware
      BFI Waste Systems of North America, Inc.                                      Delaware
           BFI Transportation, Inc.                                                 Delaware
           BFI Waste Systems of Michigan, Inc.                                      Delaware
           BFI Waste Systems of Ohio, Inc.                                          Delaware
           Karas Trucking Co., Inc.                                                     Ohio
           Lorain County Resource Recovery Complex, Inc.                            Delaware
           Youngstown BFI Waste Systems, Inc.                                           Ohio
      BFI Whispering Oaks Sanitary Landfill, Inc.                                   Missouri
      Browning-Ferris, Inc.                                                         Delaware
           BFI de Mexico, S.A. deC.V.                                                 Mexico
           BFI Medical Waste Systems of Texas, Inc.                                    Texas
           Browning-Ferris Industries of Louisiana, Inc.                           Louisiana
           Health Management of New Orleans, Inc.                                  Louisiana
           Ninety Plus, Inc.                                                       Louisiana
           RMRR, Inc.                                                                  Texas
      Browning-Ferris, Inc.                                                         Maryland
           BFI Transfer Systems of Maryland, Inc.                                   Maryland
           Mon Valley Sanitary Landfill, Inc.                                   Pennsylvania
           TRC, Inc.                                                            Pennsylvania
      Browning-Ferris Industries Chemical Services, Inc.                              Nevada
      Browning-Ferris Industries, Inc.                                         Massachusetts
           Northern Disposal, Inc.                                             Massachusetts
           Suburban Disposal Co., Inc.                                         Massachusetts

      Browning-Ferris Industries Ltd.                                                Ontario
           389343 Alberta Ltd.                                                       Alberta
(31)       Eldridge Finance Company                                      Republic of Ireland
           Contenants - Rebut Cadi Ltee                                               Quebec
           Usine de Triage Lachenaie Inc.                                             Quebec
               BFI Energy Inc.                                                        Quebec
( 2)       Environmental Waste Systems, Inc.                                         Ontario
           10133 Newfoundland Limited                                           Newfoundland
      Browning-Ferris Industries (DC), Inc.                                         Delaware
      Browning-Ferris Industries of Alabama, Inc.                                    Alabama
      Browning-Ferris Industries of Arizona, Inc.                                   Delaware
      Browning-Ferris Industries of Arkansas, Inc.                                  Arkansas
      Browning-Ferris Industries of California, Inc.                              California
           American Sheds, Inc.                                                   California
               Azusa Land Reclamation Co., Inc.                                   California
           Keller Canyon Landfill Company                                         California
           Loma Linda Disposal Company, Inc.                                      California
           Pleasant Hill Bayshore Disposal, Inc.                                  California
      Browning-Ferris Industries of Colorado, Inc.                                  Colorado
           Jeffco Land Reclamation Company                                          Colorado
           RPS, Inc.                                                                Colorado
      Browning-Ferris Industries of Connecticut, Inc.                               Delaware
      Browning-Ferris Industries of Florida, Inc.                                   Delaware
           Tanis Leasing Company                                                     Florida
      Browning-Ferris Industries of Georgia, Inc.                                    Georgia
           BFI Tire Recyclers of Georgia, Inc.                                       Georgia
           Browning-Ferris Industries of Atlanta, Inc.                              Delaware
( 3)       UWL, Inc.                                                                 Georgia
      Browning-Ferris Industries of Hawaii, Inc.                                    Delaware
           Honolulu Environmental Transfer, Inc.                                      Hawaii
      Browning-Ferris Industries of Idaho, Inc.                                        Idaho
      Browning-Ferris Industries of Illinois, Inc.                                  Delaware
           Active Service Corp.                                                     Illinois
           Brooks Disposal Service, Inc.                                            Illinois
(11)       Congress Development Co.                                                 Illinois
           E&E Hauling, Inc.                                                        Illinois
           Hoving and Sons, Inc.                                               West Virginia
           Oak Brook Disposal, Inc.                                                 Illinois
      Browning-Ferris Industries of Indiana, Inc.                                    Indiana
      Browning-Ferris Industries of Iowa, Inc.                                          Iowa
      Browning-Ferris Industries of Kansas City, Inc.                               Missouri
      Browning-Ferris Industries of Kansas, Inc.                                      Kansas
      Browning-Ferris Industries of Kentucky, Inc.                                  Delaware
      Browning-Ferris Industries of Maine, Inc.                                     Delaware
      Browning-Ferris Industries of Marion County, Inc.                             Delaware
      Browning-Ferris Industries of Michigan, Inc.                                  Michigan
      Browning-Ferris Industries of Minnesota, Inc.                                Minnesota
           Action Disposal System, Inc.                                            Minnesota
           BFI Tire Recyclers of Minnesota, Inc.                                   Minnesota
           FFF, Inc.                                                               Minnesota
      Browning-Ferris Industries of Mississippi, Inc.                            Mississippi
      Browning-Ferris Industries of Mississippi Valley, Inc.                        Missouri
      Browning-Ferris Industries of Montana, Inc.                                     Nevada
      Browning-Ferris Industries of Nebraska, Inc.                                  Nebraska
      Browning-Ferris Industries of New Hampshire, Inc.                        New Hampshire
           Hooksett Recycling & Processing Center, Inc.                        New Hampshire
      Browning-Ferris Industries of New Jersey, Inc.                              New Jersey
           BFI Transfer Systems of New Jersey, Inc.                               New Jersey

           Browning-Ferris Industries of Central Jersey, Inc.                       Delaware
           Browning-Ferris Industries of Elizabeth, N.J., Inc.                    New Jersey
           Browning-Ferris Industries of Gloucester, N.J., Inc.                   New Jersey
           Browning-Ferris Industries of North Jersey, Inc.                       New Jersey
           Browning-Ferris Industries of Paterson, N.J., Inc.                     New Jersey
           Browning-Ferris Industries of South Jersey, Inc.                       New Jersey
           Browning-Ferris Industries of Western Jersey, Inc.                     New Jersey
           Browning-Ferris Industries of Southwestern Jersey, Inc.                New Jersey
      Browning-Ferris Industries of New York, Inc.                                  New York
      Browning-Ferris Industries of Northern Michigan, Inc.                         Michigan
      Browning-Ferris Industries of Ohio and Michigan, Inc.                             Ohio
           BFI Great Lakes Medical, Inc.                                            Michigan
      Browning-Ferris Industries of Oregon, Inc.                                      Oregon
      Browning-Ferris Industries of Pennsylvania, Inc.                              Delaware
           Homestand Land Corp.                                                 Pennsylvania
           Imperial Landfill Company, Inc.                                      Pennsylvania
           New Morgan Landfill Company, Inc.                                    Pennsylvania
      Browning-Ferris Industries of Pinal County, Inc.                               Arizona
      Browning-Ferris Industries of Puerto Rico, Inc.                            Puerto Rico
      Browning-Ferris Industries of Quincy, Illinois, Inc.                              Iowa
           Longview of Northeast Missouri, Inc.                                     Missouri
      Browning-Ferris Industries of Rhode Island, Inc.                              Delaware
           BFI Rhode Island Acquisition, Inc.                                       Delaware
      Browning-Ferris Industries of Rochester, Inc.                                Minnesota
      Browning-Ferris Industries of South Atlantic, Inc.                      North Carolina
           CMS Development Corp.                                              North Carolina
      Browning-Ferris Industries of Southern Illinois, Inc.                         Delaware
      Browning-Ferris Industries of Southeastern Michigan, Inc.                     Michigan
      Browning-Ferris Industries of Springfield, Inc.                               Missouri
           Springfield Relay Systems, Inc.                                          Missouri
      Browning-Ferris Industries of St. Louis, Inc.                                 Delaware
           BFI Modern Landfill, Inc.                                                Illinois
           Halls Ferry Investments, Inc.                                            Missouri
           Jeffco Land Reclamation, Inc.                                            Missouri
           Longview of St. Louis, Inc.                                              Missouri
           Schroder Solid-Waste Service, Inc.                                       Missouri
      Browning-Ferris Industries of Tennessee, Inc.                                Tennessee
           Jefferson Pike Landfill, Inc.                                            Delaware
           T.R.A.S.H., Inc.                                                        Tennessee
      Browning-Ferris Industries of Utah, Inc.                                          Utah
      Browning-Ferris Industries of Vermont, Inc.                                    Vermont
      Browning-Ferris Industries of Washington, Inc.                              Washington
      Browning-Ferris Industries of Western Kansas, Inc.                              Kansas
      Browning-Ferris Industries of West Virginia, Inc.                             Delaware
      Browning-Ferris Industries of Wisconsin, Inc.                                Wisconsin
           River City Refuse Removal, Inc.                                         Wisconsin
           Town & Country Waste Service, Inc.                                      Wisconsin
           Troy Area Landfill, Inc.                                                Wisconsin
      Browning-Ferris Industries of Wyoming, Inc.                                    Wyoming
      BFI International, Inc.                                                       Delaware
           BFI Atlantic, Inc.                                                       Delaware
(34)       BFI Atlantic GmbH                                                         Germany
(35)           Otto Entsorgungsdienstleistung GmbH                                   Germany
           BFI Waste Systems (Thailand) Limited                          Kingdom of Thailand
           Browning-Ferris Industries Chile, Inc.                                   Delaware
(33)       Browning-Ferris Industries (Australia) Pty. Ltd.                        Australia
               Browning-Ferris Industries (A.C.T.) Pty. Ltd.                       Australia
               Browning-Ferris Industries (Cranbourne) Pty. Ltd.                   Australia

               Browning-Ferris Industries (N.S.W.) Pty. Ltd.                       Australia
               Browning-Ferris Industries (S.A.) Pty. Ltd.                         Australia
               Browning-Ferris Industries (Superahhuation) Pty Ltd.                Australia
               Browning-Ferris Industries (Vic.) Pty. Ltd.                         Australia
           Browning-Ferris Industries Asia Pacific, Inc.                            Delaware
(32)               UMW-BFI Waste Services Sdn Bhd                                   Malaysia
               Browning-Ferris Industries Malaysia Sdn Bhd                          Malaysia
(15)           Swire BFI Waste Services Ltd.                                       Hong Kong
(36)               C.S.R. Macau - Compenhia de Sistemas                                Macau
                       de Residuos Limitada
                   Waylung Waste Collection Limited                                Hong Kong
                       Midland Waste International Limited                         Hong Kong
               Island East Transfer Station Limited                                Hong Kong
               Waste Care Limited                                                New Zealand
                   Allens Septic Tank Cleaning Services                          New Zealand
                       (Manawatu) Limited
                   Allens United Septic Tank Cleaning Services                   New Zealand
                       (Whangarei) Limited
                   Besco Bins (1992) Limited                                     New Zealand
                   Browning-Ferris Industries (NZ) Limited                       New Zealand
                   Waste Disposal Services Limited                               New Zealand
                   Container Rubbish Services (1992) Limited                     New Zealand
                   Hopper Services (Wellington) Limited                          New Zealand
                   J.R. McKeen Contractors Limited                               New Zealand
               Jumbo Bins Limited                                                New Zealand
               Waste Care Medi Safe Limited                                      New Zealand
               Winz Bins (N.Z.) Limited                                          New Zealand
           Browning-Ferris Industries de Costa Rica S.A.                          Costa Rica
           Browning-Ferris Industries Finance B.V.                               Netherlands
           Browning-Ferris Industries (Ireland) Limited                  Republic of Ireland
               Falkenberg Limited                                        Republic of Ireland
           Browning-Ferris Industries (Taiwan), Ltd.                       Republic of China
           Browning-Ferris Industries Europe, Inc.                                  Delaware
( 8)           BFI Acquisitions plc                                           United Kingdom
(13)               Attwoods Limited                                           United Kingdom
               Browning-Ferris Industries (Belgium)                                  Belgium
               Browning-Ferris Industries Reinigungstechnik GmbH                     Germany
                   Browning-Ferris Industries (Deutschland) GmbH                     Germany
               Browning-Ferris Industries Europa B.V.                            Netherlands
(17)       Browning-Ferris Industries (Italia) S.r.l.                                  Italy
(25)           Nuova ISPA S.r.l.                                                       Italy
                   ISPA S.r.l.                                                         Italy
(26)           Grosso Scarl                                                            Italy
( 9)           Servizi Industriali S.r.l.                                              Italy
               Fineco Partecip S.r.l.                                                  Italy
(18)               Maddalena e Rossi S.r.l.                                            Italy
(19)                        Impresa Maddalena S.r.l.                                   Italy
(22)                       Ecofin S.r.l.                                               Italy
(23)                            Valeco S.p.A                                           Italy
(20)                   Assia S.r.l.                                                    Italy
(21)               Imec S.r.l.                                                         Italy
               G.E.A. Italia S.r.l.                                                    Italy
                   Ca' Brusa S.r.l.                                                    Italy
(27)                        ISUC S.r.l.                                                Italy
               Technoveneta S.r.l.                                                     Italy
               Ecoimpresa S.r.l.                                                       Italy
               Feller S.r.l.                                                           Italy
(24)           Eldridge Finance Co.                                                    Italy

           Browning-Ferris Industries UK Limited                              United Kingdom
               BFI Packington Limited                                         United Kingdom
                   Jacksons (Warwickshire) Brickworks Limited                 United Kingdom
               Browning-Ferris Services (U.K.) Limited                        United Kingdom
               Browning-Ferris Environmental Services Limited                 United Kingdom
               BFI Wastecare Limited                                          United Kingdom
                   BFI Coventry Limited                                       United Kingdom
                   BFI Carnforth Limited                                      United Kingdom
           Browning-Ferris Industries B.V.                                       Netherlands
( 6)           Browning-Ferris Industries Iberica S.A.                                 Spain
                   Ingenieria Ambiental Alcarrena S.A.                                 Spain
(16)               Ingenieria Ambiental Granadina S.A.                                 Spain
                   Ingenieria Imbiental Castellana, S.A.                               Spain
                       Transric UTE
(28)                   Castellana de Servicios, S.A. y                                 Spain
                            Transric, S.A., UTE
                   Ingeniera Ambiental Andaluza, S.A.                                  Spain
(29)                   Ingenieria Ambiental Antequerana, S.A.                          Spain
                   Ingenieria Ambiental Catalana, S.A.                                 Spain
                   Gestion y Tratarniento de Residuos, S.A.                            Spain
               Jansen Industriele reiniging en afvalverwerking B.V.              Netherlands
               Jaap Van Vliet B.V.                                               Netherlands
               Riooltechnieken Nederland B.V.                                    Netherlands
               West Holland Milieu B.V.                                          Netherlands
               Koks Nilo Milieu B.V.                                             Netherlands
                   Koks' Containerservice B.V.                                   Netherlands
                   Zwart Vastgoed B.V.                                           Netherlands
                   Koks/Nilo Recycling B.V.                                      Netherlands
                   Cotraned Milieu B.V.                                          Netherlands
                   A.C.D. Milieu B.V.                                            Netherlands
                   Recycling Amsterdam Vastgoed B.V.                             Netherlands
                   Recycling Maatschappij "Houtsnip" B.V.                        Netherlands
                   Wijtrans Recycling B.V.                                       Netherlands
               Maatman Milieu B.V.                                               Netherlands
                       Maatman Reiniging B.V.                                    Netherlands
               Maatman Rioolreiniging B.V.                                       Netherlands
               Maatman Afvalverwerking B.V.                                      Netherlands
               Maatman Eibergen B.V.                                             Netherlands
               R.J. Maatman Beheer B.V.                                          Netherlands
                   Maatman Containers B.V.                                       Netherlands
               Wijtrans Milieu B.V.                                              Netherlands
               Spitman Industrie Service B.V.                                    Netherlands
                   Groenheide Reiniging B.V.                                     Netherlands
                   Kroon Beheer Urmond B.V.                                      Netherlands
                        Kroon Milieu Techneck B.V.                               Netherlands
               BFI Vastgoed B.V.                                                 Netherlands
                   West Holland Recycling B.V.                                   Netherlands
                   Van Rijswijk Containers B.V.                                  Netherlands
                   Lekkerkerk-Rehorst Vastgoed Combinatie B.V.                   Netherlands
                   Oost Nederlandse Reinigingsdienst B.V.                        Netherlands
                   Oost-Nederlandse Container Dienst B.V.                        Netherlands
                   B.V. Handelsmaatschappij R.V.R.                               Netherlands
                   IBA Recycling B.V.                                            Netherlands
                   Spitman Chemie B.V.                                           Netherlands
                   Spitman Milieu B.V.                                           Netherlands
                        IBA Milieu B.V.                                          Netherlands
                        Niemendal Transport B.V.                                 Netherlands
                   Heerbaart Recycling B.V.                                      Netherlands

                   Reinmat B.V.                                                  Netherlands
                   Transportbedrijf J. van Tongeren B.V.                         Netherlands
               Browning-Ferris Industries Umwelttechnik                              Austria
                   Gesellschaft m.b.H.
               Latin American Environmental Services, Inc.                          Delaware
           Browning-Ferris Services, Inc.                                           Delaware
               BFI Equipment Leasing I, Inc.                                        Delaware
               Browning-Ferris Financial Services, Inc.                             Delaware
           CECOS International, Inc.                                                New York
           Condor Waste Transportation, Inc.                                           Texas
(12)       Cotecnica, C.A.                                                         Venezuela
           Dave Systems, Inc.                                                     California
               Ameride Corporation                                                California
           Disposal Specialists, Inc.                                                Vermont
           Dooley Equipment Corporation                                        Massachusetts
( 5)       Eastern Disposal Inc.                                                      Quebec
           Environmental Development Corp.                                       Puerto Rico
           Global Indemnity Assurance Company                                       Colorado
           Hennepin Transfer, Inc.                                                 Minnesota
           HL-NIW, Inc.                                                             New York
           Indoco, Inc.                                                                Texas
           International Disposal Corp. of California                             California
           International Disposal Corporation of Kansas                               Kansas
               Landfill, Inc.                                                       Missouri
           Lake Area Disposal, Inc.                                                Wisconsin
           Land Reclamation, Inc.                                                   New York
           Louis Kmito & Son, Inc.                                             Massachusetts
           M & N Disposal, Inc.                                                    Wisconsin
           M & N Recycling, Inc.                                                   Wisconsin
           National Disposal Service of Nebraska, Inc.                              Nebraska
           Newco Waste Systems of New Jersey, Inc.                                New Jersey
           Niagara Landfill, Inc.                                                   New York
           Niagara Recycling, Inc.                                                  New York
           Pine Bend Landfill, Inc.                                                Minnesota
           Risk Services, Inc.                                                      Delaware
           West Roxbury Crushed Stone Co.                                      Massachusetts
           Westowns Disposal Systems, Inc.                                           Wyoming
           Woodlake Sanitary Service, Inc.                                         Minnesota
(30)           VHG, Inc.                                                           Minnesota
( 4)           Minneapolis Refuse, Incorporated                                    Minnesota

----------------------
Parent-subsidiary relationships are indicated by indentations. Except as otherwise indicated by symbol preceding the name, 100% of the voting securities of each of the subsidiaries is owned by the indicated parent of such subsidiary.

( 1)     66-2/3% owned
( 2)     Namesaver corporation.  No stock issued at this time
( 3) 100% of Preferred Stock of UWL, Inc. owned by Browning-Ferris Industries of Georgia, Inc.
( 4)     9% of stock owned by Woodlake Sanitary Service, Inc.
( 5)     50% owned by Browning-Ferris Industries Ltd.
           50% owned by Browning-Ferris Industries, Inc. (Delaware)

( 6)     Browning-Ferris Industries, Inc.                   33.84%
         Browning-Ferris Industries B.V.                    54.45%
         Carlos Benjumea Morenes                             6.07%

         Jaime Ventura                                       3.46%
         Luis Basteiro                                        .60%
         Grupo Liga Financera                                0.68%
         L.M. van Staalduinen                                0.45%
         Bel. Hoeberg B.                                     0.45%

( 8)     49,999 ordinary shares owned by Browning-Ferris Industries Europe, Inc.
             1 ordinary share is held by nominee shareholder,
             Browning-Ferris Industries UK Limited
( 9)     50% owned by Browning-Ferris Industries (Italia) S.r.l. and
           50% owned by outside party
(10)     49% owned
(11)     50% owned by Browning-Ferris Industries of Illinois, Inc. and
           50% John Sexton Sand and Gravel Corp.
(12)     45% owned
(13) Listing sets forth the Attwoods domestic subsidiaries; a listing of the international subsidiaries is forthcoming.
(14) Limited partnership that operates the Jones Road Landfill, of which 99% owned by Attwoods Environmental, Inc. and 1% owned by Jones Road Landfill and Recycling, Inc.
(15)     50% owned by Browning-Ferris Industries Asia Pacific, Inc. and
           50% owned by Swire Engineering Limited
(16)     90% owned by Browning-Ferris Industries Iberica S.A.
           10% owned by Granada Municipality
(17)     95% owned by Browning-Ferris Industries Europe, Inc.
           5% owned by BFI International, Inc.
(18)     80% owned by Browning-Ferris Industries (Italia) S.r.l.
           20% owned by Fineco Partecip S.r.l.
(19)     99.23% owned by Maddalena e Rossi S.r.l.
           .77% owned by Browning-Ferris Industries (Italia) S.r.l.
(20)     95% owned by Imp. Maddalena
           5% owned by Maddalena and Rossi
(21)     80% ownd by Imp. Maddalena
           20% owned by Maddalena and Rossi
(22)     37.5% owned by Impresa Maddalena S.r.l.
           67.5% owned by outside party
(23)     80% owned by Ecofin S.r.l.
           20% owned by outside party
(24)     1% owned by Browning-Ferris Industries (Italia) S.r.l.
           99% outside party
(25)     80% owned by Browning-Ferris Industries (Italia) S.r.l.
           20% owned by Impresa Maddalena S.r.l.
(26)     65% owned by ISPA S.r.l.
           35% owned by outside party
(27)     44% owned by G.E.A. Italia
           56% owned by outside party
(28)     50% owned by Ingenieria Ambiental Castellana, S.A.
           50% owned by Castellana de Servicios, S.A.
(29)     80% owned by Ingenieria Ambiental Andaluza, S.A.
           20% owned by Antequera Municipality
(30)     50% owned by Woodlake Sanitary Service, Inc.
(31)     99% owned by Browning-Ferris Industries Ltd. and
           1% owned by Browning-Ferris Industries (Italia) S.r.l.
(32)     49% owned by Browning-Ferris Industries Asia Pacific, Inc.
           51% owned by UMW Industries (1985) Sdn Bhd
(33)     9% owned by BFI International, Inc.
           1% owned by Browning-Ferris Industries Asia Pacific, Inc.
(34)     50% owned by BFI International, Inc.
           30% owned by BFI Atlantic, Inc.

           20% owned by Browning-Ferris Industries Ltd.
(35)     (Subsidiaries of this Company are not listed herein)
         50% owned by BFI Atlantic GmbH
           50% owned by Otto Holding International B.V.
(36)     70% owned by Swire BFI Waste Services Limited
           30% owned by Noriente-Gestao de Participacoes Limited